SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (date of earliest event reported) October 09, 1997


                        HYPERION TELECOMMUNICATIONS, INC.
               (Exact name of registrant as specified in charter)



         Delaware                 000-21605                   25-1669404
    (State or other         (Commission File Number)        (IRS Employer
jurisdiction of incorporation)                            Identification No.)





                Main at Water Street -  Coudersport,  PA 16915-1141  (Address of
               principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (814) 274-9830




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Item 5.  Other Events

         The Registrant is filing certain exhibits herewith under Item 7 hereof.


Item 7.  Financial Statements and Exhibits

Exhibit No.                            Description



3.01              Certificate of Incorporation, as amended (Filed herewith)

4.01 Certificate of Designations for 12-7/8% Series A and Series B Senior Exchangeable Redeemable Preferred Stock due 2007 (contained in Exhibit 3.01 filed herewith)

4.02 Form of Certificate for 12-7/8% Senior Exchangeable Redeemable Preferred Stock due 2007 (Filed herewith)

 4.03 Form of Indenture, with respect to the Registrant's 12-7/8% Senior Subordinated Exchange Debentures due 2007 (set forth as Annex A to Exhibit 4.01 which is contained in Exhibit 3.01 filed herewith)

 4.04 Registration Rights Agreement between the Registrant and the Initial Purchaser dated October 9, 1997, regarding the 12-7/8% Senior Exchangeable Redeemable Preferred Stock due 2007 (Filed herewith)

10.01 Purchase Agreement among the Registrant and Bear Stearns & Co. Inc. (the "Initial Purchaser") dated October 1, 1997 regarding the 12-7/8% Senior Exchangeable Redeemable Preferred Stock due 2007 (Filed herewith)

                                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    October 23, 1997           HYPERION TELECOMMUNICATIONS, INC.
                                            (Registrant)


                                            By: /s/Timothy J. Rigas
                                            Timothy J. Rigas
                                            Vice Chairman, Treasurer and
                                            Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                           Description


3.01              Certificate of Incorporation, as amended (Filed herewith)

4.01 Certificate of Designations for 12-7/8% Series A and Series B Senior Exchangeable Redeemable Preferred Stock due 2007 (contained in Exhibit 3.01 filed herewith)

 4.02 Form of Certificate for 12-7/8% Senior Exchangeable Redeemable Preferred Stock due 2007 (Filed herewith)

 4.03 Form of Indenture, with respect to the Registrant's 12-7/8% Senior Subordinated Exchange Debentures due 2007 (set forth as Annex A to Exhibit 4.01 which is contained in Exhibit 3.01 filed herewith)

 4.04 Registration Rights Agreement between the Registrant and the Initial Purchaser dated October 9, 1997, regarding the 12-7/8% Senior Exchangeable Redeemable Preferred Stock due 2007 (Filed herewith)

10.01 Purchase Agreement among the Registrant and Bear Stearns & Co. Inc. (the "Initial Purchaser") dated October 1, 1997 regarding the 12-7/8% Senior Exchangeable Redeemable Preferred Stock due 2007 (Filed herewith)